UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 24, 2007

                              Home Federal Bancorp
             (Exact Name of Registrant as Specified in Its Charter)

             Indiana                     000-18847              35-1807839
   (State or Other Jurisdiction        (Commission            (IRS Employer
        of Incorporation)              File Number)         Identification No.)


           501 Washington Street, Columbus, Indiana                47201
           (Address of Principal Executive Offices)              (Zip Code)


                                 (812) 522-1592
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition

      On July 24, 2007, Home Federal Bancorp (the "Registrant") issued a press release reporting its results of operations and financial condition for the second fiscal quarter ended June 30, 2007.

      A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits.

        EXHIBIT NO.                                  DESCRIPTION
            99.1               Press Release dated July 24, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

         Date: July 24, 2007                 HOME FEDERAL BANCORP

                                             By:/s/Mark T. Gorski
                                                -----------------
                                                   Mark T. Gorski
                                                   Executive Vice President and
                                                   Chief Financial Officer